EXHIBIT 4.1

NUMBER
AMF

        COMMON STOCK                                       COMMON STOCK

                                     [LOGO]                            SHARES


                                           THIS CERTIFICATE IS TRANSFERABLE IN
                                       NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.

        INCORPORATED UNDER THE LAWS
        OF THE STATE OF DELAWARE

                                                     CUSIP 03113V 10 9

[AMF SYMBOL]                                SEE REVERSE FOR CERTAIN DEFINITIONS


                                                                [AMF SEAL]
                                AMF Bowling, Inc.

THIS CERTIFIES THAT


IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF


                              CERTIFICATE OF STOCK

AMF Bowling, Inc. (hereinafter the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


COUNTERSIGNED AND REGISTERED:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                             (RIDGEFIELD PARK, N.J.)


BY     /s/ Stephen E. Hare                           TRANSFER AGENT
    --------------------------------                  AND REGISTRAR
       AUTHORIZED SIGNATURE

      EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER AND TREASURER

/s/ Douglas J. Stanard
------------------------------------
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               AMF Bowling, Inc.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN -- as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT --                       Custodian
                     ---------------------           --------------------
                          (Cust)                          (Minor)

                      under Uniform Gifts to Minors

                       Act
                           ---------------------------
                                 (State)


    Additional abbreviations may also be used though not in the above list.



For value received,the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE




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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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----------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

 (Signature)

 NOTICE:
         THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.